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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported) October 16, 2006

                       ELECTRONIC SENSOR TECHNOLOGY, INC.
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             (Exact Name of the Registrant as Specified in Charter)

         Nevada                  333-87224                  98-0372780
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    (State or Other             (Commission                (IRS Employer
    Jurisdiction of             File Number)            Identification No.)
     Incorporation)

           1077 Business Center Circle, Newbury Park, California 91320
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code (805) 480-1994

                                 Not Applicable.
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ]   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     [ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

     [ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     [ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF PRINCIPAL OFFICER; APPOINTMENT OF PRINCIPAL OFFICER.

On October 16, 2006, Francis H. Chang announced his retirement as Secretary, Treasurer and Vice President of Finance and Administration of Electronic Sensor Technology, Inc. (the "Registrant") to the board of directors of the Registrant, which will be effective as of November 1, 2006 (the "Effective Date").

On October 16, 2006, the board of directors of the Registrant appointed Philip Yee, currently serving as Controller of the Registrant, to become Secretary, Treasurer and Chief Financial Officer of the Registrant, effective as of the Effective Date. Mr. Yee has served as Controller of the Registrant since April 2006. Previously, from February 2005 to April 2006, Mr. Yee was Corporate Controller of Sleepwell Laboratories, Inc., a regional healthcare provider, and its related companies. From 2001 to February 2005, Mr. Yee was Corporate Controller of BLT Enterprises, Inc., a regional recycling company and real estate developer, and its related companies. Mr. Yee received a B.A. and an M.B.A. from the University of Michigan.

Mr. Yee does not have any family relationship with any other executive officer or director of the Registrant. Mr. Yee has not been a party to or had a direct or indirect material interest in any transaction, proposed transaction or series of transactions in which the Registrant was, is to be or was to have been a party during the past two years involving an amount in excess of $60,000.

Mr. Yee does not currently have an employment agreement with the Registrant.

A copy of the press release issued on October 19, 2006 announcing Mr. Chang's retirement and Mr. Yee's appointment is attached hereto as Exhibit 99.1.

ITEM 9.01         EXHIBITS.

Exhibit No.       Description
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99.1              Press Release dated October 19, 2006.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ELECTRONIC SENSOR TECHNOLOGY, INC.


Date:  October 20, 2006                     By: /s/ Teong C. Lim
                                                --------------------------------
                                            Name:  Teong C. Lim
                                            Title: President and Chief Executive
                                                   Officer